                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 12, 2002
                                        ----------------




                      CAPITAL ONE AUTO FINANCE TRUST 2001-B
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


           Virginia                                     0-25762                         54-1719855
------------------------------------               ----------------                 --------------------
(State or other jurisdiction of                    (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                        23060
--------------------------------------------------                                   -------------------
   (Address of principal executive offices)                                              (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS

                The February 2002 Monthly Servicer Report to investors were distributed March 12, 2002.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                         CAPITAL ONE AUTO FINANCE TRUST 2001-B

                             By:    CAPITAL ONE BANK
                                    Servicer


                             By:     /s/David M. Willey
                                    ---------------------------------
                                    David M. Willey
                                    Executive Vice President, CFO

Date: March 13, 2002

                         Capital One Auto Finance Trust
                Automobile Receivable-Backed Notes, Series 2001-B
                     Class A-1 1.85875 % Asset Backed Notes
                       Class A-2 2.60% Asset Backed Notes
                   Class A-3 LIBOR + 0.22 % Asset Backed Notes
                       Class A-4 4.88 % Asset Backed Notes
                        Class B 8.00 % Asset Backed Notes
                       Preliminary Servicer's Certificate




----------------------------------------------          ---------------------------------------------------------------------------
Monthly Period Beginning:          02/01/2002                                                                        Original
Monthly Period Ending:             02/28/2002           Purchases             Units  Cut-off Date  Closing Date    Pool Balance
                                                        ---------------------------------------------------------------------------
Prev. Distribution/Close Date:     02/15/2002           Initial Purchase     65,540    12/17/2001    12/20/2001       $968,378,181
Distribution Date:                 03/15/2002           Sub. Purchase #1     10,047    01/07/2002    01/09/2002        159,590,908
Days of Interest for Period:               28           Sub. Purchase #2      6,249    01/18/2002    01/22/2002         98,874,958
Days in Collection Period:                 28           Sub. Purchase #3      3,417    02/04/2002    02/06/2002         70,453,242
                                                                         ----------------------------------------------------------
Months Seasoned:                            2           Total                85,253                              $1,297,297,289.92
----------------------------------------------          ---------------------------------------------------------------------------


-------------------------------------------------------------------------------
I.            MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-------------------------------------------------------------------------------

     {1}      Beginning of period Aggregate Principal Balance                   {1}                   $1,199,969,686.67
                                                                                                     -------------------

     {2}      Purchase of Subsequent Receivables                                {2}                       70,453,242.35
                                                                                                     -------------------

              Monthly Principal Amounts

                  {3}     Regular Principal Received                            {3}    14,026,917.15
                                                                                    -----------------
                  {4}     Prepaid Principal Received                            {4}     5,996,693.60
                                                                                    -----------------
                  {5}     Defaulted Receivables Deposit Amount                  {5}       966,479.14
                                                                                    -----------------
                  {6}     Principal Portion of Repurchased Receivables          {6}       605,101.03
                                                                                    -----------------
                  {7}     Cram Down Losses and Other Non-Cash Adjustments       {7}        55,273.48
                                                                                    -----------------

                  {8}     Total Monthly Principal Amounts                       {8}                       21,650,464.40
                                                                                                     -------------------

     {9}      End of period Aggregate Receivable Balance                        {9}                   $1,248,772,464.62
                                                                                                     ===================
    {10}      Pool Factor   ( {9} / Original Pool Balance)                     {10}                              0.9626

-------------------------------------------------------------------------------
II.           MONTHLY PERIOD NOTE BALANCE CALCULATION:
-------------------------------------------------------------------------------

                                                                 --------------------------------------------------
                                                                     Class A-1        Class A-2       Class A-3
                                                                     ---------        ---------       ---------
    {11}      Original Note Balance                          {11}     $180,000,000     $230,000,000    $580,000,000
                                                                  -------------------------------------------------
    {12}      Beginning of period Note Balance               {12}      155,141,216      230,000,000     580,000,000
                                                                  -------------------------------------------------

    {13}      Noteholders' Principal Distributable Amount    {13}       20,026,680                0              0
    {14}      Noteholders' Accelerated Principal Amount      {14}                0                0              0
    {15}      Optional Note Redemption Principal Amount      {15}                0                0              0
                                                                  -------------------------------------------------

    {16}      End of period Note Balance                     {16}      135,114,537      230,000,000    580,000,000
                                                                  =================================================

    {17}      Note Pool Factors  ( {16} / {11} )             {17}           0.7506           1.0000         1.0000
                                                                  =================================================



                                                            ---------------------------------------------------
                                                               Class A-4        Class B            TOTAL
                                                               ---------       ---------         ---------
  {11}   Original Note Balance                          {11}   $210,000,000      $77,830,000     $1,277,830,000
                                                             ---------------------------------------------------
  {12}   Beginning of period Note Balance               {12}    210,000,000       71,982,205     $1,247,123,421
                                                             ---------------------------------------------------

  {13}   Noteholders' Principal Distributable Amount    {13}              0          433,009         20,459,689
  {14}   Noteholders' Accelerated Principal Amount      {14}              0       12,668,927         12,668,927
  {15}   Optional Note Redemption Principal Amount      {15}              0                0                  0
                                                             ---------------------------------------------------

  {16}   End of period Note Balance                     {16}    210,000,000       58,880,269     $1,213,994,806
                                                             ===================================================

  {17}   Note Pool Factors  ( {16} / {11} )             {17}         1.0000           0.7565             0.9500
                                                             ===================================================



--------------------------------------------------------------------------------
III.          RECONCILIATION OF PRE-FUNDING ACCOUNT:
--------------------------------------------------------------------------------

    {18}      Beginning of period Pre-Funding Account balance                   {18}                      $70,453,249.72
                                                                                                      -------------------
    {19}           Purchase of Subsequent Receivables                           {19}    70,453,242.35
                                                                                     -----------------
    {20}           Investment Earnings                                          {20}        18,262.86
                                                                                     -----------------
    {21}           Investment Earnings Transfer to Collections Account          {21}       (18,262.86)
                                                                                     -----------------
    {22}           Payment of Mandatory Prepayment Amount                       {22}             7.37
                                                                                     -----------------
    {23}      End of period Pre-Funding Account balance                         {23}                               $0.00
                                                                                                      -------------------


--------------------------------------------------------------------------------
IV.           RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------

Available Funds:

                 {24}     Scheduled and Prepayment Principal Cash Received            {24}    20,023,610.75
                                                                                           -----------------
                 {25}     Liquidation Proceeds Collected during period                {25}       564,622.74
                                                                                           -----------------
                 {26}     Receivables Repurchase Amounts                              {26}       605,101.03
                                                                                           -----------------
                 {27}     Interest and Fees Collected on Receivables                  {27}    17,206,178.22
                                                                                           -----------------
                 {28}     Recoveries on Previously Defaulted Receivables              {28}            46.74
                                                                                           -----------------
                {29}     Advances from the Reserve Fund                              {29}             0.00
                                                                                           -----------------
                          Investment Earnings on Trust Accounts
                 {30}          Collection Account                                     {30}        53,357.79
                                                                                           -----------------
                 {31}          Transfer from Reserve Fund                             {31}        13,426.86
                                                                                           -----------------
                 {32}          Transfer from Pre-Funding Account                      {32}        18,262.86
                                                                                           -----------------
                 {33}     Net Swap Receipts                                           {33}             0.00
                                                                                           -----------------
                 {34}     Transfer from the Pre-Funding Account                       {34}             7.37
                                                                                           -----------------

                                                                                -------------------------
                 {35}     Optional Note Redemption Prepayment Amount       {35}                     0.00
                                                                                -------------------------
                 {36}     Total Available Funds                            {36}                                       38,484,614.36
                                                                                                           -------------------------

Distributions:
                 {37}     Trustees' Fees                                   {37}                     0.00
                                                                                -------------------------
                 {38}     Servicing Fees                                   {38}             2,738,149.57
                                                                                -------------------------
                 {39}     Net Swap Payments                                {39}               994,619.44
                                                                                -------------------------

                          Class A Noteholders' Note Interest
                          ----------------------------------------------------------
                                               BEGINNING             INTEREST
                               CLASS          NOTE BALANCE             RATE
                          ----------------------------------------------------------
                 {40}                 A-1              $155,141,216    1.85875%

                 {41}                 A-2              $230,000,000    2.60000%

                 {42}                 A-3              $580,000,000 LIBOR + 0.22%

                 {43}                 A-4              $210,000,000    4.88000%
                          ----------------------------------------------------------

                 {44}     Note Insurer Premiums

                 {45}     Reimbursement Obligations due Note Insurer



                          Class A Noteholders' Note Interest
                 -----------------------------------------------
                                                   CALCULATED
                     DAYS          DAYS BASIS       INTEREST
                 -----------------------------------------------
         {40}          28       Actual days/360        $224,287                {40}               224,286.79
                                                                                    -------------------------
         {41}          30           30/360              498,333                {41}               498,333.33
                                                                                    -------------------------
         {42}          28       Actual days/360         932,672                {42}               932,672.22
                                                                                    -------------------------
         {43}          30           30/360              854,000                {43}               854,000.00
                 -----------------------------------------------                    -------------------------

         {44}             Note Insurer Premiums                                {44}               293,785.30
                                                                                    -------------------------
         {45}             Reimbursement Obligations due Note Insurer           {45}                     0.00
                                                                                    -------------------------






                          Class B Noteholders' Primary Note Interest
                          ---------------------------------------------------------------------
                                                             Beginning             Interest
                                   Class                    Note Balance             Rate
                          ---------------------------------------------------------------------
                 {46}                      Class B                    $71,982,205    8.00000%
                          ---------------------------------------------------------------------



                          -----------------------------------------------
                                                            Calculated
                              Days          Days Basis       Interest
                          -----------------------------------------------
                 {46}          30             30/360             479,881                {46}               479,881.37
                          -----------------------------------------------                    -------------------------


                 {47}     Class A Noteholders' Principal Payment Amount         {47}            20,026,679.57
                                                                                     -------------------------
                 {48}     Accrued and Unpaid Premium and Reimbursement
                          Obligations, due Note Insurer                         {48}                     0.00
                                                                                     -------------------------
                 {49}     Deposit to Reserve Account, to Required Level         {49}            (1,659,736.43)
                                                                                     -------------------------
                 {50}     Class A Noteholder's Accelerated Principal Amount
                         (if in an event of default under the indenture or,
                          under certain circumstances,                          {50}                     0.00
                                                                                     -------------------------
                 {51}     Class B Noteholders' Principal Payment Amount         {51}               433,009.29
                                                                                     -------------------------
                 {52}     Class B Noteholder's Accelerated Principal Amount     {52}            12,668,926.53
                                                                                     -------------------------
                 {53}     Optional Note Redemption Amount                       {53}                     0.00
                                                                                     -------------------------
                 {54}     Swap Termination Payment                              {54}                     0.00
                                                                                     -------------------------
                 {55}     Other Amounts Due to the Trustees                     {55}                     0.00
                                                                                     -------------------------
                 {56}     Servicer Transition Expenses                          {56}                     0.00
                                                                                     -------------------------
                 {57}     Indenture Trustee Title Expenses                      {57}                     0.00
                                                                                     -------------------------
                 {58}     Class B Excess Interest                               {58}                     0.00
                                                                                     -------------------------
                 {59}     Distribution to the equity certificate holder         {59}                     0.00
                                                                                     -------------------------
    {60}      Total Distributions                                               {60}                                 38,484,606.99
                                                                                                              =====================


-------------------------------------------------------------------------------
V.            RECONCILIATION OF RESERVE ACCOUNT:
-------------------------------------------------------------------------------

    {61}      Beginning of period Reserve Account balance                         {61}                         $14,264,623.61
                                                                                                           -------------------

              Deposits to Reserve Account
                 {62}     Investment Earnings                                     {62}           13,426.86
                                                                                       --------------------
                 {63}     Deposits Related to Subsequent Receivables Purchases    {63}          173,491.13
                                                                                       --------------------
                 {64}     Total Additions                                         {64}                            $186,917.99
                                                                                                           -------------------

              Priority Withdrawals from Reserve Account
                 {65}     Transfer of Investment Earnings to Collection Account   {65}          (13,426.86)
                                                                                       --------------------
                 {66}     Advances to Collection Account - Priority (1)
                          through (7)                                             {66}                   -
                                                                                       --------------------
                 {67}     Total Priority Withdrawals                              {67}                            ($13,426.86)
                                                                                                           -------------------

    {68}      Reserve Account Subtotal                                            {68}                         $14,438,114.74
                                                                                                           -------------------
                 {69}     Reserve Account Requirement                             {69}       12,778,378.31
                                                                                       --------------------
                 {70}     Reserve Account Shortfall / Excess                      {70}        1,659,736.43
                                                                                       --------------------
    {71}      Deposit to Reserve Fund, to Required Level                          {71}                         -$1,659,736.43
                                                                                                           -------------------
    {72}      Reserve Account Primary Balance                                     {72}                         $12,778,378.31
                                                                                                           -------------------

              Subordinate Withdrawals from Reserve Account
                 {73}     Advances to Collection Account - Priority (10), (16)
                          and (17) (limited to excess amounts on deposit)         {73}                   -
                                                                                       --------------------
                 {74}     Advances to Collection Account - Priority (12)
                          through (15)                                            {74}                   -
                                                                                       --------------------
                 {75}     Return of Excess to Equity Certificate Holder           {75}                   -
                                                                                       --------------------
                 {76}     Total Subordinate Withdrawals                           {76}                                      -
                                                                                                           -------------------

    {77}      End of period Reserve Account balance                               {77}                          12,778,378.31
                                                                                                           ===================


-------------------------------------------------------------------------------
VI.           CALCULATION OF RESERVE ACCOUNT REQUIREMENT
-------------------------------------------------------------------------------

              If Prior to Accelerated Reserve Fund Event:

                          Lesser of:
                 {78}              (1)  Ending Aggregate Note Balance              {78}                     1,213,994,805.91
                             -or--                                                                          ----------------
                 {79}              (2)  1.0% of 98.5% of Original Receivable
                                        Balance plus $2,180,209.74 to cover
                                        Negative Arbitrage                         {79}                        12,778,378.31
                                                                                                               -------------
                                                                                                          -------------------
                 {80}                   Requirement                                {80}                        12,778,378.31
                                                                                                          -------------------

              If Accelerated Reserve Fund Event:

                          Lesser of:

                 {81}            (1)  Ending Aggregate Note Balance                {81}                    1,213,994,805.91
                             -or--                                                                        -----------------
                                 (2)  Greater of:

                 {82}                 (a) 3.0% of 98% of Original Receivable
                                          Balance                                  {82}    38,140,540.32
                                                                                          --------------
                 {83}                    -or--                                     {83}                       67,920,734.75
                                                                                                          -------------------
                 {84}                 (b) 6.0% of 98% of Current Outstanding
                                          Class A Note Principal Balance           {84}    67,920,734.75
                                                                                          --------------  -------------------
                 {85}                 Requirement                                  {85}                        67,920,734.75
                                                                                                          -------------------


-------------------------------------------------------------------------------
VII.          CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
-------------------------------------------------------------------------------

                 {86}     Principal Collections                                    {86}         21,650,464.40
                                                                                        ----------------------

                 {87}     End of Period Aggregate Receivables Balance              {87}      1,248,772,464.62
                                                                                        ----------------------
                 {88}     Required O/C Margin (as Specified in Trust Indenture)    {88}         18,731,586.97
                                                                                        ----------------------
                 {89}     Required Maximum Ending Aggregate Class A Principal
                          Balance (line {83} - {84})                               {89}      1,230,040,877.65
                                                                                        ----------------------

                 {90}     Class A Aggregate Oustanding Principal Balance
                          (Start of Period)                                        {90}      1,175,141,216.17
                                                                                        ----------------------
                          Less:
                 {91}     Allocable to Class A Notes (line {82} X 92.5%)           {91}         20,026,679.57
                                                                                        ----------------------
                 {92}     Preliminary Class A Ending Balance                       {92}      1,155,114,536.60
                                                                                        ----------------------
                 {93}     Payment Amount Necessary to Reduce Class A Balance to
                          Required Level (line {88} - {85})                        {93}                  0.00
                                                                                        ----------------------

                                                                                                             ---------------------
                 {94}     Class A Principal Payment Amount (line {87} + {89})      {94}                             20,026,679.57
                                                                                                             ---------------------

                                                                                                             ---------------------
                 {95}     Class B Principal Payment Amount (line {82} X 2.00%)     {95}                                433,009.29
                                                                                                             ---------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.






                              OFFICERS' CERTIFICATE

                The undersigned hereby certifies that ( i ) he or she is an Authorized Officer of Captial One Auto Finance ( the "Servicer" ), and (ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 2.02 ( c ) of the Servicing Agreement (the "Servicing Agreement" ) dated as of December 20, 2001 by and among Captial One Auto Finance Trust 2001-B, as the Issuer, JP Morgan Chase Bank, Trustee, and the Servicer.


         CAPITAL ONE AUTO FINANCE



         Capital One Auto Finance, as Servicer


         By:
                                  -------------------------------
         Name:                    Stuart Levy
         Title:                   Manager, Global Investor Reporting
         Date:                    03/15/02

                         CAPITAL ONE AUTO FINANCE TRUST
               Automobile Receivable-Backed Notes, Series 2001-B
                     Class A-1 1.85875 % Asset Backed Notes
                       Class A-2 2.60% Asset Backed Notes
                  Class A-3 LIBOR + 0.22 % Asset Backed Notes
                      Class A-4 4.88 % Asset Backed Notes
                       Class B 8.00 % Asset Backed Notes
                             Servicer's Certificate

-------------------------------------------------
Monthly Period Beginning:             02/01/2002
Monthly Period Ending:                02/28/2002
Prev. Distribution/Close Date:        02/15/2002
Distribution Date:                    03/15/2002
Days of Interest for Period:                  28
Days in Collection Period:                    28
Months Seasoned:                               2
-------------------------------------------------

----------------------------------------------------------------------------------------------------------------
I.            MONTHLY PERIOD NOTE BALANCE CALCULATION:                  Class A-1      Class A-2      Class A-3
                                                                        ---------      ---------      ---------
     {1}      Original Note Balance                         {1}      $180,000,000   $230,000,000   $580,000,000
----------------------------------------------------------------------------------------------------------------
     {2}      Beginning of period Note Balance              {2}      $155,141,216   $230,000,000   $580,000,000

     {3}      End of period Note Balance                    {3}      $135,114,537   $230,000,000   $580,000,000
                                                                ================================================

     {4}      Note Pool Factors  {3} / {1}                  {4}             0.751          1.000          1.000
                                                                ================================================


-----------------------------------------------------------------------------------------------------------
I.            MONTHLY PERIOD NOTE BALANCE CALCULATION:         Class A-4           Class B           TOTAL
                                                               ---------           -------           -----
     {1}      Original Note Balance                         $210,000,000       $77,830,000  $1,277,830,000
-----------------------------------------------------------------------------------------------------------
     {2}      Beginning of period Note Balance              $210,000,000       $71,982,205  $1,247,123,421

     {3}      End of period Note Balance                    $210,000,000       $58,880,269  $1,213,994,806
                                                          =================================================

     {4}      Note Pool Factors  {3} / {1}                         1.000             0.757           0.950
                                                          =================================================


-------------------------------------------------------------------------------
II.           MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-------------------------------------------------------------------------------

                                                                                            ----------------------------------
                                                                                                   Cumulative          Period
                                                                                            ----------------------------------


     {5}      Beginning number of Receivables                                           {5}            81,033          81,033
     {6}      Number of Subsequent Receivables Purchased                                {6}            19,713           3,417
     {7}      Number of Receivables Defaulted during period                             {7}                65              61
     {8}      Number of Receivables becoming Purchased Receivables during period        {8}                94              35
     {9}      Number of Receivables paid off during period                              {9}             1,261             521
                                                                                            ----------------------------------
    {10}      Ending number of Receivables                                             {10}            83,833          83,833
                                                                                            ----------------------------------



--------------------------------------------------------------------------------
III.          STATISTICAL DATA:  (CURRENT AND HISTORICAL)
--------------------------------------------------------------------------------

                                                                             --------------------------------------------------
                                                                                    Original       Prev. Month         Current
                                                                             --------------------------------------------------
    {11}      Weighted Average APR of the Receivables                   {11}          16.59%            16.41%          16.40%
    {12}      Weighted Average Remaining Term of the Receivables        {12}           59.07             59.75           59.38
    {13}      Weighted Average Original Term of Receivables             {13}           61.55             61.55           61.55
    {14}      Average Receivable Balance                                {14}         $14,775           $14,808         $15,370
                                                                             --------------------------------------------------


-------------------------------------------------------------------------------
IV.           DELINQUENCY:
-------------------------------------------------------------------------------

                                                                               --------------------------------------------------
Receivables with Scheduled Payment delinquent                                            Units           Dollars      Percentage
                                                                               --------------------------------------------------
    {15}      31-60 days                                                  {15}           1,711        26,288,341           2.19%
    {16}      61-90 days                                                  {16}             373         5,666,796           0.47%
    {17}      91-120 days                                                 {17}              61           945,747           0.08%
                                                                               --------------------------------------------------
    {18}      Receivables with Scheduled Payment delinquent more than
              60 days at end of period                                    {18}             434        $6,612,542           0.55%
                                                                               --------------------------------------------------


------------------------------------------------------------------------------
V.            PERFORMANCE TESTS:
------------------------------------------------------------------------------

Delinquency Ratio

    {19}      Receivables with Scheduled Payment delinquent more than
              60 days at end of period ( line {18})                             {19}        $6,612,542
                                                                                     ------------------
    {20}      Beginning of period Principal Balance                             {20}     1,199,969,687
                                                                                     ------------------

    {21}      Delinquency Ratio {16} + {17} divided by {20}                     {21}                             0.55%
                                                                                                       ----------------
    {22}      Previous Monthly Period Delinquency Ratio                         {22}                             0.36%
                                                                                                       ----------------
    {23}      Second previous Monthly Period Delinquency Ratio                  {23}                              #N/A
                                                                                                       ----------------

    {24}      Average Delinquency Ratio ({21} + {22} + {23}) / 3                {24}                             0.46%
                                                                                                       ----------------


              ---------------------------------------------------------------------------------------------------------------------
              Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio is
              less than or equal to 3% months 1-12, 4% months 13-24 and 5% thereafter)                                        Yes

              Complaince with Insurance Agreement Event of Default? (Average Delinquency Ratio is
              less than or equal to 4% months 1-12, 5% months 13-24 and 6% thereafter)                                        Yes
              ---------------------------------------------------------------------------------------------------------------------


Cumulative Net Charge-off Rate

    {25}      Net Losses since Initial Cut-off Date (Beginning of Period)          {25}                            45,723
                                                                                                          ----------------

    {26}          Receivables becoming Defaulted Receivables during period         {26}          $966,479
                                                                                        ------------------
    {27}          Cram Down Losses and other non-cash Adjustments occurring during
                  period                                                           {27}            55,273
                                                                                        ------------------
    {28}          Liquidation Proceeds collected during period                     {28}           564,623
                                                                                        ------------------
    {29}          Recoveries on Defaulted Receivables during period                {29}                47
                                                                                        ------------------
    {30}          Net Losses during period {26} - {27} - {28} - {29}               {30}           346,536
                                                                                        ------------------
    {31}      Net Losses since Initial Cut-off Date (End of Period)                {31}                           392,259
                                                                                                          ----------------
    {32}      Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal
              Balance}                                                             {32}                             0.03%
                                                                                                          ----------------

              ----------------------------------------------------------------------------------------------------------------------
              Compliance with Accelerated Reserve Fund Trigger? Cumulative Net Loss Rate is less than or equal to: N/A         Yes

              Complaince with Insurance Agreement Event of Default? Cumulative Net Loss Rate is less than or equal to: N/A     Yes
              ----------------------------------------------------------------------------------------------------------------------


Extension Rate

    {33}      Number of Receivables extended during current period                {33}               192
                                                                                       ------------------
    {34}      Beginning of Period Loans Outstanding                               {34}            81,033
                                                                                       ------------------
    {35}      Extension Rate {33} divided by {34}                                 {35}                             0.24%
                                                                                                         ----------------
    {36}      Previous Monthly Extension Rate                                     {36}                             0.35%
                                                                                                         ----------------
    {37}      Second previous Monthly Extension Rate                              {37}                        #N/A
                                                                                                         ----------------

    {38}      Average Extension Rate ({35} +{36} +{37}) / 3                       {38}                             0.29%
                                                                                                         ----------------


              ----------------------------------------------------------------------------------------------------------------------
              Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                                      Yes
              ----------------------------------------------------------------------------------------------------------------------